UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 26, 2020 (June 23, 2020)
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NAVISTAR INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive
Lisle	Illinois	60532
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (331) 332-5000
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(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10	NAV	New York Stock Exchange
Cumulative convertible junior preference stock, Series D (par value $1.00)	NAV-D	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
Lisboa Appointment as President and Chief Executive Officer
On June 23, 2020, the Board of Directors (the “Board”) of Navistar International Corporation, a Delaware corporation (the “Company”), appointed Persio V. Lisboa as President and Chief Executive Officer (collectively “CEO”) of the Company effective July 1, 2020 upon the expiration of the Company’s CEO Employment and Services Agreement with Troy A. Clarke and Mr. Clarke’s assumption of the newly created executive officer position of Executive Chairman, as described below.
Persio V. Lisboa, age 54, has served as Executive Vice President and Chief Operating Officer of the Company since March 2017. Prior to holding this position, Mr. Lisboa served as the President, Operations of Navistar, Inc., the Company’s principal operating subsidiary (“NI”) from November 2014 to March 2017, as Senior Vice President, Chief Procurement Officer of NI from December 2012 to November 2014, as Vice President, Purchasing and Logistics and Chief Procurement Officer of NI from October 2011 to November 2012 and Vice President, Purchasing and Logistics of NI from August 2008 to October 2011. Prior to these positions, Mr. Lisboa held various management positions within the Company’s North American and South American operations. During his tenure as Executive Vice President and Chief Operating Officer of the Company and President, Operations of NI, Mr. Lisboa has played a key role in guiding the Company through its strategic and operational business initiatives.
Lisboa Employment Agreement
On June 25, 2020, the Company entered into an Employment and Services Agreement (the “Agreement”) with Persio V. Lisboa. The term of the Agreement commences on July 1, 2020, the effective date of Mr. Lisboa’s appointment to CEO of the Company. The following is a description of the material terms of the Agreement, which description is qualified by reference to a copy of the Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K. Capitalized terms used but not otherwise defined herein shall have the meaning given to them in the Agreement.
Term of Employment. The Services Term of Mr. Lisboa’s employment under the Agreement is three years, commencing on July 1, 2020 (the “Effective Date”) and ending on July 1, 2023, unless it is terminated earlier by the Company or by Mr. Lisboa, as described in the Agreement.
Compensation. Mr. Lisboa’s compensation under the Agreement is as follows:

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Base Salary. Mr. Lisboa’s annual base salary as of the Effective Date is $890,000. The Board will review the base salary not less than annually and may increase, but not decrease, the base salary. From the Effective Date through no later than December 31, 2020, 35% of Mr. Lisboa’s base salary will be deferred and paid no later than March 15, 2021, or such earlier date designated by the Company, together with interest at a 6% annual rate.

•	Annual Incentive. Mr. Lisboa’s target annual incentive award is 115% of base salary with a maximum annual incentive award of 2.0 times the target annual incentive award.

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Long-Term Incentive. For the 2020 fiscal year, in addition to the previously granted long-term incentive awards made to Mr. Lisboa with a target amount of $1,800,000, Mr. Lisboa will be granted long-term incentive awards on the Effective Date with a target amount of $2,700,000, consisting of 50% restricted cash units (cash-settled or stock-settled as determined by the Board’s Compensation Committee) and 50% performance cash, in each case subject to the terms and conditions of the Company’s 2013 Performance Incentive Plan (or any successor plan) (the "PIP") and applicable award agreements in the form that applies to other senior executives’ 2020 long-term incentive awards.

Termination and Severance. Mr. Lisboa’s employment and service relationship with the Company may be terminated at any time: (i) for any reason, including death or disability; (ii) by the Company involuntarily with or without Cause (as defined by the Agreement); or (iii) by Mr. Lisboa due to Good Reason or Constructive Termination (as defined by the Agreement), in all cases in accordance with the procedures set forth in the Agreement.

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Terminations Other Than Without Cause or a Good Reason or Constructive Termination. If Mr. Lisboa’s employment and service with the Company terminates for any reason other than due to a termination by the Company involuntarily without Cause or by Mr. Lisboa due to Good Reason or Constructive Termination, including death or disability, Mr. Lisboa will be entitled to: (i) any unpaid base salary accrued up to the Date of Termination, (ii) any annual incentive for any completed fiscal year as of the Date of Termination that has not already been paid to the extent that the applicable performance conditions are met, (iii) pay for accrued but unused vacation, (iv) any benefits or compensation as provided under the terms of the employee benefit and compensation agreements and plans under which he has a vested right, including those that vest as a consequence of the termination of employment, and (v) reimbursement for unreimbursed business expenses (collectively, “Accrued Obligations”).

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Terminations Without Cause or Good Reason (Other Than in Connection With a Change in Control). If Mr. Lisboa’s employment and service with the Company is terminated either: (i) by the Company involuntarily without Cause, or (ii) by Mr. Lisboa due to Good Reason (as defined by the Agreement), then, subject to his execution of a release in a commercially reasonable form acceptable to the Company (a “Release”), Mr. Lisboa, in addition to Accrued Obligations, will also be entitled to: (i) a lump sum severance payment equal to 200% of the sum of his then base salary and target annual incentive, and (ii) a lump sum payment of a pro rata portion (based on the number of whole months of employment during the fiscal year) of the actual annual incentive that would have been payable under the Company’s Annual Incentive Plan for the fiscal year in which the termination occurred based on actual performance. In addition, Mr. Lisboa will be entitled to: (i) continued healthcare coverage for twenty-four months; (ii) continued life insurance coverage for twenty-four months, (iii) Company-paid outplacement services, (iv) retention of any flexible perquisite allowance actually paid at or before the date of termination and (v) any post-retirement health and life insurance benefits due upon termination pursuant to or in accordance with Company-sponsored benefit plans, programs or policies (collectively, “Additional Benefits”). All stock options, restricted stock or other equity-based awards will be governed by the respective plans and agreements pursuant to which they were granted.

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Terminations Without Cause or a Constructive Termination in Connection With a Change of Control. If Mr. Lisboa’s employment and service with the Company is terminated: (i) by the Company without Cause, or (ii) by Mr. Lisboa due to Constructive Termination (as defined by the Agreement), in either case during the twenty-four months after the date of the then-most recent Change in Control then, subject to his execution of a Release, Mr. Lisboa, in addition to Accrued Obligations, will be entitled to: (i) a lump sum severance payment equal to 200% of the sum of his then base salary and target annual incentive, (ii) a lump sum payment of a pro rata portion (based on the full number of months of employment during the fiscal year) of his target annual incentive under the Company’s Annual Incentive Plan for the fiscal year in which the termination occurred, and (iii) the Additional Benefits. Per the terms of the PIP, if Mr. Lisboa experiences a Constructive Termination or an involuntary termination for any reason other than Cause either immediately before the date on which a Change in Control occurs or during the thirty-six (36) month-period after the date of the then-most recent Change in Control, all awarded restricted stock, stock units, and other equity-based or long-term incentive compensation granted or awarded to Mr. Lisboa will be deemed fully earned and not subject to forfeiture and all outstanding stock options and stock appreciation rights will be exercisable for the three-year period commencing on the date of the Change in Control regardless of employment status.

Limitation on Payments. If any payment or benefit received or to be received by Mr. Lisboa under the Agreement or under any other plan, arrangement or agreement, including payment or benefit received in connection with a Change in Control or a termination of employment (collectively, the “Total Payments”) would be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended (the “Excise Tax”), then the payments to which Mr. Lisboa otherwise is entitled will be reduced to the extent necessary so that no portion of the Total Payments will be subject to the Excise Tax, but only if the net after-tax amount of such Total Payments, as so reduced, is greater than or equal to the net after-tax (including the excise tax) amount of such Total Payments without such reduction.
Restrictive Covenants. The Agreement contains covenants of Mr. Lisboa with regard to the non-disclosure of confidential information, non-disparagement, and cooperation while employed and for an unlimited period thereafter, and with regard to non-competition and non-solicitation while employed and for a period of twenty-four months following a termination.
Indemnification. Under the Agreement, Mr. Lisboa will be provided indemnification to the maximum extent permitted by the Company’s Certificate of Incorporation and Bylaws, subject to applicable law, including coverage, if applicable, under any directors and officers insurance policies maintained by the Company.
Clarke Appointment as Executive Chairman
On June 23, 2020, the Board appointed Troy A. Clarke to the newly created executive officer position of Executive Chairman effective July 1, 2020. Mr. Clarke, age 65, has served as President and Chief Executive Officer and as member of the Board since April 2013, and as Chairman of the Board since February 2017. While continuing to serve as executive Chairman of the Board, Mr. Clarke’s primary role as Executive Chairman will be to ensure a smooth leadership transition in supporting Mr. Lisboa and to manage certain strategic business discussions.

In connection with Mr. Clarke’s appointment as Executive Chairman, the Compensation Committee of the Board approved the following revised compensation terms effective July 1, 2020: (i) a reduction in annual base salary to $850,000 and (ii) a reduction in the target annual incentive award to 100% of annual base salary with a maximum annual incentive award of 2.25 times the target annual incentive award. There will be no change to his previously granted 2020 long-term incentive award. The Company will enter into an Executive Severance Agreement with Mr. Clarke providing certain compensation and benefits only upon a change in control event. In addition, Mr. Clarke will continue to receive other compensation, and participate in other benefit plans, consistent with Company policy for an executive at his level.
ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
On June 23, 2020, the Board amended Article VI, Section 1 of the Company’s by-laws, effective immediately, as follows (changes shown in blackline):
Section 1.    Registered Office
The Corporation shall maintain a registered office ~~of the Corporation~~ in the State of Delaware. ~~shall be in the City of Wilmington, County of New Castle, and the name of~~ The location of the registered office, and the resident agent in charge thereof, shall be determined by the Board of Directors from time to time.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description of Exhibit

10.1	Employment and Services Agreement dated June 25, 2020
99.1	Press release, dated June 26, 2020, "Navistar Appoints Persio V. Lisboa President and Chief Executive Officer"
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements
Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and Navistar International Corporation assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as believe, expect, anticipate, intend, plan, estimate, or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see the risk factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended October 31, 2019, and our quarterly report on Form 10-Q for the period ended April 30, 2020. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Walter G. Borst
Name: Title:	Walter G. Borst Executive Vice President and Chief Financial Officer

Dated: June 26, 2020